UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2017

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
✓    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 7, 2017, in connection with the previously announced private offering (the “Private Offering”) by American Axle & Manufacturing Holdings, Inc. (“AAM”) of $1.2 billion of senior notes (the “Senior Notes”) to finance the cash consideration payable in connection with AAM’s proposed acquisition of Metaldyne Performance Group Inc. (“MPG”), representatives of AAM will be delivering a presentation containing certain updated information with respect to the acquisition furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

On March 7, 2017, in connection with the Private Offering by AAM of the Senior Notes to finance the cash consideration payable in connection with AAM’s proposed acquisition of MPG, representatives of AAM will be delivering a presentation containing certain updated information with respect to the acquisition.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit
99.1	Presentation dated March 2017.

Forward Looking Statements

This report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the proposed acquisition of MPG and the anticipated consequences and benefits of such proposed acquisition and other information relating to matters that are not historical facts.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.  These risks and uncertainties include the receipt and timing of necessary regulatory approvals, the ability to finance the acquisition, the ability to successfully operate and integrate MPG operations and realize estimated synergies, and the other factors detailed from time to time in the reports we file with the Securities and Exchange Commission (“SEC”), including those described under “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.  These forward-looking statements speak only as of the date of this communication.  We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Important Information and Where to Find It

This Current Report is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of AAM or MPG.  In connection with the proposed acquisition of MPG, AAM has filed a Registration Statement on Form S-4 (Registration No. 333-215161) (the “Registration Statement”) with the SEC and AAM and MPG have each filed a definitive joint proxy statement/prospectus and will file other relevant documents concerning the proposed acquisition with the SEC.  Stockholders of each company and other investors are urged to read the Registration Statement, definitive joint proxy statement/prospectus and any other relevant documents filed with the SEC (including any amendments or supplements thereto) regarding the proposed acquisition when they become available as these documents contain (or will contain) important information.  Those documents, as well as AAM’s other public filings with the SEC, may be obtained without charge at the SEC’s website at http://www.sec.gov and at AAM’s website at http://www.aam.com.  Investors may also obtain a free copy of the Registration Statement and joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the Registration Statement and joint proxy statement/prospectus from AAM by directing a request to American Axle & Manufacturing, Inc., One Dauch Drive, Detroit, Michigan 48211, USA, Attention: Investor Relations, Telephone: +1 313-758-2404.

Participants in Solicitation

AAM and its directors, executive officers and other members of its management and employees may be deemed to be participants in a solicitation of proxies from its stockholders in connection with the proposed transaction.  Information regarding AAM’s directors and executive officers is available in AAM’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended by the Form 10-K/A filed with the SEC on March 6, 2017.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and the joint proxy statement/prospectus (or will be contained in any amendments or supplements thereto) and other relevant materials to be filed with the SEC when they become available.  These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: March 7, 2017	By:	/s/ Christopher J. May
Christopher J. May
Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Presentation dated March 2017.